1
                         BERKELEY (USA) HOLDINGS LIMITED
                              AMENDED AND RESTATED
                         1993 DEFERRED COMPENSATION PLAN


1.     Purpose.

       The purpose of this plan is to provide for supplemental deferred compensation as a reward and incentive to designated employees who, through their unique efforts and abilities, contribute materially to the success of Berkeley (USA) Holdings Limited and its subsidiaries.

2.     Definitions.  As used herein, the following  definitions shall apply:

       (a)    "Account" shall mean the account  established and maintained under
              Section 5.

       (b)    "Administrator"    shall   mean   the   entity   responsible   for
              administering this Plan, as provided in Section 3.

       (c) "Affiliated Entity" shall mean any business entity, corporation or company which is 50% or more owned or controlled by London Pacific Group Limited, or any investment fund for which the Company or an Affiliated Entity provides financial consulting services, management services, advisory services, or financing in its ordinary course of business.

       (d) "Beneficiary" shall mean a beneficiary designated by a Participant under Section 8.
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       (e)    "Board"  shall  mean the  Board of  Directors  of  Berkeley  (USA)
              Holdings Limited, as constituted from time to time.

       (f) "Bonus Election" shall mean a Participant's election to defer compensation under this Plan in an amount up to 100% of bonuses otherwise payable during the applicable Earning Period.

       (g)    "Company" shall mean the employer of a participant.

       (h) "Corresponding Securities" shall mean the stock, options, warrants, debt, or other security (or combination thereof) of another corporation or partnership which has been designated by the Administrator and selected by a Participant as the measuring standard for determining the Redemption Value of such Corresponding Securities.

       (i) "Deferral Period" for particular Corresponding Securities shall mean the period of time beginning at the crediting of such Corresponding Securities to a Participant's Account and ending at the redemption of such Corresponding Securities.

       (j) "Dividend Equivalents" shall mean an amount credited to a Participant's Account equal to cash dividends actually received by the Hedging Entity, or if applicable the Affiliated Entity, with respect to Underlying Securities during the Deferral Period.

       (k) "Earning Period" shall mean each six-month period of the calendar year in advance of which a Participant elects to contribute to this Plan in lieu of all or a
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              specified portion of salary and/or bonuses otherwise payable to an
              Employee upon occurrence of any conditions specified by the Administrator.

       (l) "Earn-out Payments" shall mean any cash payments actually received by the Hedging Entity, or if applicable the Affiliated Entity, in consideration of, and attributable to, the prior sale or exchange of Underlying Securities as determined solely with respect to earnings or some other similar objective standard(s) included in a merger or acquisition agreement (or similar agreement).

       (m) "Employee" shall mean any individual, including an officer or a director, who is employed by the Company, any portion of whose compensation is subject to withholding of income tax and/or for whom contributions under the Federal Insurance Contribution Act are made by the Company.

       (n) "Expiration Date" as to particular Corresponding Securities shall, except as provided in Section 4(b), mean the date:

              (i) with respect to Corresponding Securities that are denominated as equity, three years after the date on which the Corresponding Securities are credited to a Participant's Account, except that equity shares credited at any time on account of a conversion from debt, stock split, stock dividend, anti-dilution adjustment pursuant to Rule 144 or 145 promulgated under the Securities Act of 1933, as amended (the "Act") or pursuant to
                     Section 3(a)(10) of the Act, or other change in capital structure relating to the Corresponding Securities, or due to any acquisition, merger or reorganization requiring an

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                     adjustment  of  the  number  of  equity  shares  originally credited, shall have the same Expiration Date as the originally designated Corresponding Securities; or

              (ii)   with   respect  to   Corresponding   Securities   that  are
                     denominated  as debt,  the later of:

                     (a)    three   years   after   the   date  on   which   the
                            Corresponding   Securities   are   credited   to   a
                            Participant's  Account;  or

                     (b) the stated final maturity date of the Corresponding Securities. If Underlying Securities that are convertible debt are converted (whether optional or mandatory) into equity by the Hedging Entity, or if applicable the Affiliated Entity, before the expiration of the time limit imposed by sub-section (ii)(a) of this Section 2(n), then subsection (ii)(b) of this Section 2(n) shall not be applicable, and the related Corresponding Securities shall be treated pursuant to subsection (i) of this
                            Section 2(n). In the case of Corresponding Securities representing a mix denominated as both equity and debt, the Corresponding Securities shall be treated as debt pursuant to subsection (ii) of this Section 2(n), unless, whether by an optional or mandatory event, the debt portion of such Corresponding Securities has been extinguished, such that only an equity portion of the Corresponding Securities remains, in which case subsection (i) of this Section 2(n) shall apply.

       (o) "Hedging Entity" shall mean the subsidiary or subsidiaries of London Pacific Group Limited designated to invest in Underlying Securities relating to the Corresponding Securities.
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       (p)    "Interest   Equivalents"  shall  mean  an  amount  credited  to  a
              Participant's Account equal to the interest actually received by the Hedging Entity, or if applicable the Affiliated Entity, with respect to Underlying Securities during the Deferral Period.

       (q) "Participant" shall mean an Employee who under Section 4 elects to defer compensation under this Plan in lieu of all or a specified portion of salary or bonuses otherwise payable during the relevant Earning Period. A person who is designated by the Administrator as eligible to become a Participant shall remain so eligible unless and until the Administrator revokes such eligibility.

       (r) "Plan" shall mean this Berkeley (USA) Holdings Limited 1993 Deferred Compensation Plan, as it may be amended from time to time.

       (s) "Publicly Traded" shall mean, with respect to any Corresponding Securities, that Underlying Securities relating to the Corresponding Securities have been listed (and are then currently listed) for trading on one or more national securities exchanges and/or the automated quotation system of a registered securities exchange (as such terms are defined in the Securities Exchange Act of 1934).

       (t)    "Redemption  Request"  shall  mean  a  request  by  a  Participant pursuant to Section 4(f) to have the Redemption Value of Corresponding Securities credited to the Participant's Account.


       (u)    "Redemption  Value" of  Corresponding  Securities  shall mean:

              (i) with respect to Publicly Traded securities, (x) if a Redemption Request has not been made by the Participant or
                     (y) if a Redemption Request has been made by the Participant in accordance with Section 4(f) and the Hedging Entity (or if applicable the Affiliated Entity) sells the Underlying Securities, the gross proceeds (less commissions and any other expenses) received by the Hedging Entity, or if applicable the Affiliated Entity, from the sale of Underlying Securities, including equity which was the result of a conversion from convertible debt, when the Hedging Entity, or if applicable Affiliated Entity, participates as a selling shareholder in an initial public offering of such equity, or sale pursuant to Rule 144, or otherwise;

              (ii) with respect to Publicly Traded securities, if a Redemption Request has been made by the Participant in accordance with
                     Section 4(f) and the Hedging Entity, or if applicable the Affiliated Entity, does not sell the Underlying Securities, the closing quoted market price for the sale of Underlying Securities on the seventh calendar day after the date the Redemption Request is received by the Administrator. If that seventh calendar day is a day on which the exchange on which the Publicly Traded securities are sold is not open, the Redemption Value shall be the closing quoted market price for the sale of Underlying Securities on the first trading day after that seventh calendar day;

              (iii) with respect to debt securities, the principal amount received by the Hedging Entity, or if applicable Affiliated Entity, upon the sale or retirement of such Underlying Securities;

              (iv) with respect to any acquisition, reorganization or merger of the issuer of Underlying Securities, where the Hedging Entity, or if applicable Affiliated Entity, actually receives cash for its Underlying Securities, the Redemption Value of Corresponding Securities shall mean the amount of cash actually received in any such transaction, including Earn-out Payments (received over time); or

              (v) in the event of employment termination, the initial stated acquisition price of the Corresponding Securities not yet redeemed. In no event, however, shall the Redemption Value of Corresponding Securities be less than the initial stated acquisition price of the Corresponding Securities.

       (v) "Salary Election" shall mean a Participant's election to defer compensation under this Plan in an amount up to 100% of base salary otherwise payable during the applicable Earning Period.

       (w) "Underlying Securities" shall mean that portion of the stock, options, warrants, debt, or other security (or combination thereof) of another corporation or partnership which has been purchased by a Hedging Entity, or if applicable Affiliated Entity,
              and  which  is  represented  by   Corresponding   Securities.

3.     Administration.

       (a) This Plan shall be administered by the Board unless and until the Board delegates such administration to a committee pursuant to
              Section 3(c).

       (b) Subject to the express provisions of this Plan, the Administrator shall have full power and discretion:

              (i) to construe and interpret this Plan. In the exercise of this power, the Administrator shall generally determine all questions of policy and interpretation that may arise, and may correct any defect, omission, or inconsistency in this Plan in a manner and to the extent it shall deem necessary or expedient to make this Plan fully effective;

              (ii) to prescribe the terms and conditions of each Corresponding Security, including without limitation the minimum and maximum individual Participant participation, the source (i.e., salary and/or bonus) of such participation and the aggregate amount of participation and to specify the provisions (which need not be identical) thereof. In the discretion of the Administrator, Corresponding Securities may be designated where no investment in the Underlying Securities is made by the Hedging Entity. In such event, the Administrator shall apply the same standards set forth in Section 5 otherwise applicable to Corresponding Securities represented by the purchase of Underlying
                     Securities  by  Affiliated   Entities;

              (iii) subject to applicable legal restrictions and the consent of all Participants affected, to amend the terms of any
                     outstanding  Corresponding   Securities;

              (iv)   to amend,  suspend or  terminate  this Plan as  provided in
                     Section 9; and

              (v) generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company.

       (c) The Board, by resolution, may delegate administration of this Plan (including, without limitation, the Board's powers under
              Section 3(b)) to a committee. The committee shall then have the administrative powers theretofore possessed by the Board under this Plan, and such further administrative powers that are not inconsistent with the provisions of this Plan as the Administrator may adopt from time to time. The Board at any time may revest in itself the administration of this Plan.

       (d) All decisions, interpretations and other actions of the Administrator shall be final and binding on all Participants and all persons deriving their rights from a Participant. No member of the Administrator or the Board shall be liable for any action that he or she has taken or failed to take in good faith with respect to this Plan or any Corresponding Securities; nor shall the Company, a Hedging Entity, or an Affiliated Entity be liable for any affirmative action or forbearance taken in good faith, with respect to the Underlying Securities.

4.     Participant  Elections.

       (a) Before the commencement of each Earning Period, the Administrator may permit an Employee to elect to become a Participant in the Plan and thereby be allowed to defer compensation into this Plan in lieu of all or a specified portion of salary and/or bonuses relating to such Earning Period, contingent upon satisfaction of the conditions for receiving any such salary and/or bonuses and subject to the limitations stated herein. An Employee may make no more than one (1) irrevocable election under this Section 4(a) with respect to any Earning Period. The Administrator shall designate election dates as it deems appropriate but in any event no later than December 31 and June 30 of each year. The election must be submitted to the Administrator in writing on the form provided by the Company. Each Participant shall agree with respect to his or her election to timely furnish to his or her employer all amounts, including but not limited to withholding under the Federal
              Insurance Contribution Act, required to be withheld by the employer at the time compensation is deferred into this Plan.

       (b) At the sole discretion of the Administrator, the Administrator may permit, before the beginning of the Earning Period in which the redemption of Corresponding Securities would otherwise occur, a Participant to elect to extend the Expiration Date for such Corresponding Securities by three years. An Employee may make no more than one (1) irrevocable election under this Section 4(b) with respect to any Earning Period.

       (c) A Participant may elect, before the commencement of each Earning Period, in lieu of cash payment for redeemed Corresponding
              Securities and any Earn-out Payments related to redeemed Corresponding Securities attributable to such Earning Period, to have such amounts remain in a Participant's Account and made available for future Earning Periods. An Employee may make no more than one (1) irrevocable election under this Section 4(c) with respect to any Earning Period.

       (d) A Participant may elect, before the commencement of each Earning Period, in lieu of cash payment of Dividend Equivalents or Interest Equivalents attributable to such Earning Period, to have such amounts remain in a Participant's

              Account and made available for future Earning Periods. An Employee may make no more than one (1) irrevocable election under this
              Section 4(d) with respect to any Earning Period.


       (e) A Participant may designate, subject to terms and conditions prescribed by the Administrator pursuant to Section 3(b)(ii), the Corresponding Securities to which he or she elects to allocate amounts in his or her account and the amount of such allocation. A Participant's selection of Corresponding Securities under this
              Section 4(e) shall be made not later than 30 days after the date of the notice given by the Administrator to the Participant of the stock, options, warrants, debt, or other security (or combination thereof) of another corporation or partnership which the Participant may select as Corresponding Securities.

       (f) On each December 1 (or, if December 1 is not a business day, on the first business day immediately following December 1) before the Expiration Date for Corresponding Securities that are Publicly Traded and that have not been sold by the Hedging Entity or the Affiliated Entity, a Participant may request that the Redemption Value of all or some of such Corresponding Securities be credited to the Participant's Account (a "Redemption Request"). A Participant shall make a Redemption Request by delivering to the Administrator on December 1 (or, if December 1 is not a business day, on the first business day immediately following December 1) a written request designating the number of shares and the issuer of the Corresponding Securities with respect to which the Redemption Request is made. If, and only if, on the seventh calendar day after the date the Redemption Request is delivered to the Administrator the Hedging Entity owns a number of shares of Underlying Securities that (i) are Publicly Traded, (ii) the Hedging Entity is entitled to sell without contractual, statutory, or regulatory restrictions and (iii) equals or exceeds the aggregate number of shares of Corresponding Securities in all Participant's Accounts, shall the Redemption Value of those Corresponding Securities be credited to the Participant's Account. A Participant may make a Redemption Request only on December 1 (or, if December 1 is not a business day, on the first business day immediately following December 1).

5.     Establishment and Maintenance of Accounts; Annual Reports.

       (a)    An Account shall be established for each Participant reflecting:

                     (i) all amounts credited with respect to elections made pursuant to Section 4(a) through (d);

                     (ii) all amounts credited with respect to a Redemption Request;

                     (iii)  all cash  distributions  pursuant to Section 7;  and

                     (iv)   all  selections  of  Corresponding  Securities.

              The initial Corresponding Securities shall be the same mix of equity or debt as the Underlying Securities actually purchased in conjunction with the investment transaction by the Hedging Entity, and/or if applicable the Affiliated Entity. If the Hedging Entity or an Affiliated Entity obtained Underlying Securities before the event giving rise to the Salary Election or Bonus Election, and holds such Underlying Securities at the date of the designation, and if the Administrator determines to allow the designation of Corresponding Securities under the terms of this Plan, the original stated cost for those Underlying Securities shall be the initial stated acquisition price for the Corresponding Securities.

       (b) The initial Corresponding Securities designated in an Account shall be appropriately adjusted for stock splits, stock dividends, conversions, exchanges, combinations, conversion price adjustments, recapitalizations, restructurings and refinancings or other similar changes occurring with respect to the Corresponding Securities during the Deferral Period; provided, however, that when any such change extends the final date of maturity of debt securities, then such corresponding change shall be made to the Corresponding Securities. During the applicable Deferral Period, a Participant's Account shall be credited with the Dividend Equivalents and Interest Equivalents no less frequently than semi-annually. Earn-out Payments will be credited to a Participant's Account upon receipt of such payments by the Hedging Entity, or if applicable Affiliated Entity.

       (c) Upon reasonable notice to the Administrator, a Participant shall have the right to examine his or her Account records.

       (d) A Participant shall receive an annual statement setting forth the balance of his or her Account at the end of each calendar year, and all additions to or distributions from his or her Account during the calendar year. The statement required by this
              Section 5(d)  shall be delivered to a  Participant  by March 31 of
              the  following   calendar   year.

6.     Corresponding   Securities   Redemptions.

       (a) Except as provided in Section 4(b) or Section 6(b), upon the earliest of:

              (i) the date when the Hedging Entity, or if applicable Affiliated Entity, participates as a seller in an initial public offering of Underlying Securities (to the extent such securities are sold), or if the Hedging Entity, or if applicable Affiliated Entity, does not so participate, then the actual date of sale of the Underlying Securities in compliance with Rule 144 under the Act, or otherwise;

              (ii) the date when the Hedging Entity, or if applicable Affiliated Entity, receives cash in connection with any acquisition, reorganization or merger of the issuer of the Underlying Securities; or

              (iii) the Expiration Date; the related Corresponding Securities shall be redeemed.

       (b) Notwithstanding Section 6(a), all Corresponding Securities designated in the Account of a Participant and not yet redeemed shall be redeemed (at the initial stated acquisition price of the Corresponding Securities, together, if applicable, with any Dividend Equivalents or Interest Equivalents credited thereto) should a Participant cease to be an Employee for any reason.


7.     Cash  Distributions.

       (a) Except as provided in Sections 4(c), 4(d), and 7(c), required cash distributions from this Plan shall be made to a Participant within 45 days of:

              (i) in the case of redemption of Corresponding Securities pursuant to Section 6, the date on which such redemption occurs;

              (ii) in the case of Earn-out Payments, the date on which the Earn-out Payments are received by the Hedging Entity, or if applicable the Affiliated Entity; or

              (iii) in the case of Dividend Equivalents and Interest Equivalents, the ending date of the semi-annual period in which such Dividend Equivalents and Interest Equivalents are credited to a Participant's Account.

       (b) A Participant whose Corresponding Securities are redeemed by reason of occurrence of the Expiration Date shall receive only the Redemption Value; such Participant shall no longer be treated as a Participant with respect to such Corresponding Securities, and no future payments shall be made, nor shall any right exist to any future payments, including but not limited to Dividend Equivalents, Interest Equivalents, or Earn-out Payments relating to such redeemed Corresponding Securities.

       (c) A Participant whose Corresponding Securities are redeemed by reason of termination of employment shall receive only the Redemption Value; such Participant shall no longer be treated as a Participant with respect to such Corresponding Securities, and no future payments shall be made, nor shall any rights exist to any future payments, including but not limited to Dividend Equivalents, Interest Equivalents, or Earn-out Payments received after termination of employment and relating to such redeemed Corresponding Securities. Payment for redemption of Corresponding Securities by reason of termination of employment shall be made:

              (i) immediately in the case of employment termination of any Employee with a written contract for a definite period, employment termination by the employer, or termination by an Employee who has given at least 72 hours previous notice of his or her intention to quit; or

              (ii) within 72 hours in the case of an Employee without a written contract for a definite period who quits.

       (d) All cash payments shall be subject to applicable withholding taxes, deductions, garnishments, or liens.

8.     Beneficiaries.

       A Participant may file with the Administrator a written designation of one or more persons as the Beneficiary(ies) who shall be entitled to receive the amount, if any, payable under this Plan upon a Participant's death. A Participant may, from time to time, file a new beneficiary designation, or revoke or change an existing beneficiary designation without the consent of any prior beneficiary, by filing a new designation with the Administrator (except in the case of the prior Beneficiary being the spouse with the new Beneficiary being other than the spouse, then such spouse must give written consent). If no beneficiary has been designated at the time of a Participant's death, or no such designated Beneficiary survives a Participant, all payments made under this Plan upon death shall be made to a Participant's estate.

9.     Amendment,  Suspension or  Termination.

       The Board may amend, suspend or terminate this Plan at any time and for any reason; provided, however, that no such amendment shall adversely affect the rights of a Participant or Beneficiary with respect to amounts credited to any Account before such amendment. In the event of a suspension or termination of this Plan, the undesignated Account balance shall be paid out to a Participant within 30 days. All Corresponding Securities in the Account at the date of suspension or termination of this Plan will continue to be administered in accordance with the provisions of this Plan.

10.    Miscellaneous.

       (a) The right of a Participant or Beneficiary to receive payments from this Plan shall be an unsecured claim against the general assets of the Company. The Company's contingent promise to pay the Redemption Value of any Corresponding Securities in an Account shall be a contractual obligation that is not evidenced by notes or secured in any way. In particular, the Company is under no obligation to retain or dispose of any Underlying Securities. This Plan does not confer any shareholder or stockholder rights status to a Participant, nor is the Administrator, the Hedging Entity or any Affiliated Entity obligated or required to deliver, provide, or make available for inspection any documents (financial or otherwise) provided to it by the issuer of the Underlying Securities. In addition, this Plan does not give a Participant any rights whatsoever with respect to shares of the common stock of the Company, the Hedging Entity or any Affiliated Entity, or limit in any way the Company's right to terminate a Participant's employment at any time, or create rights for a Participant to hold or retain a particular position or to receive a particular rate of remuneration. The Company makes no representation expressed or implied as to the application and effect of applicable tax laws or welfare benefits relating to Corresponding Securities, salary, bonuses, redemptions or payments. A Participant is encouraged to seek advice from his or her tax specialist.

       (b) No right under this Plan shall be transferable or assignable by a Participant by operation of law or otherwise, except by will or the laws of descent and distribution.

       (c) This Plan shall be governed and construed in accordance with the laws of the State of California.

11. Effective Date. This Plan shall be effective on the date adopted by the Board.


Adopted this 18th day of December 1992

Berkeley (USA) Holdings Limited



/s/  Arthur I. Trueger

___________________________________
Sole Director



Amended as of the 15th Day of November, 1999

and as of the 16th Day of December, 1999

Berkeley (USA) Holdings Limited



/s/  Arthur I. Trueger

___________________________________
Sole Director